The Royce Fund

Supplement to the Investment, Service, and Consultant Class Shares Prospectus Dated May 1, 2019

Royce Low-Priced Stock Fund

The shareholders of Royce Low-Priced Stock Fund (the “Target Fund”) recently approved reorganizing the Target Fund into Royce Micro-Cap Fund (the “Acquiring Fund”), also a series of The Royce Fund.

Pursuant to the reorganization, the assets and liabilities of the Target Fund will be exchanged for shares of the Acquiring Fund and shareholders of the Target Fund will become shareholders of the Acquiring Fund. No sales charges or redemption fees will be imposed in connection with the reorganization. The Acquiring Fund shares to be received by Target Fund shareholders in the reorganization will be of the same class and will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization. The completion of the reorganization remains subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special U.S. federal income tax counsel relating to the tax-free nature of the reorganization for U.S. federal income tax purposes.

Effective as of the close of business on June 28, 2019, the Target Fund will be closed to all purchases. It is currently expected that the reorganization will be completed as of the close of business on The New York Stock Exchange on July 12, 2019.

June 27, 2019

RLP-ISC-0619